UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 1, 2003

BRIAZZ, INC.

(Exact name of registrant as specified in its charter)

Washington	000-32527	91-1672311

(Jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

3901 7th Avenue South, Suite 200
           Seattle, Washington 98108-5206

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (206) 467-0994

                 Not Applicable

(Former name or address, if changed since last report)

Item 5.  Other Events

The press release attached as Exhibit 99.1 is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release dated August 4, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.

BRIAZZ, INC.

Date: August 4, 2003
/s/ Victor D. Alhadeff
Victor D. Alhadeff Chief Executive Officer, Chief Financial Officer, Secretary and Chairman

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